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                                  POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint WAYNE A. ROBINSON and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 11 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-6 (Reg. No. 33-41838) of The American Franklin Life Insurance Company and Separate Account VUL-2 of The American Franklin Life Insurance Company in connection with the registration of units of interest in Separate Account VUL-2 issued under EquiBuilder II-TM- flexible premium variable life insurance policies, and (b) any and all amendments (including any further Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

       Signature                          Title                      Date
       ---------                          -----                      ----

 /s/ Robert M. Beuerlein
------------------------------
  Robert M. Beuerlein            Director                      February 10, 1999


 /s/ Brady W. Creel
------------------------------
     Brady W. Creel              Director                      February 10, 1999



------------------------------
 Rodney O. Martin, Jr.           Director                      ___________, 1999



------------------------------
    Jon P. Newton                Director                      ___________, 1999


 /s/ Michael M. Nicholson
------------------------------
 Michael M. Nicholson            Director                      February 16, 1999


 /s/ Philip K. Polkinghorn
------------------------------
 Philip K. Polkinghorn           Executive Vice President      February 12, 1999
                                 and Chief Financial
                                 Officer (principal
                                 financial officer and
                                 principal accounting
                                 officer)



------------------------------
    Gary D. Reddick              Director                      ___________, 1999


 /s/ William A. Simpson
------------------------------
   William A. Simpson            Chairman of the Board and     February 16, 1999
                                 Chief Executive Officer
                                 (principal executive officer)